SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 29, 2010
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21433 (Commission File Number)	04-2797789 (I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On July 29, 2010, Forrester Research, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2010.
     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Forrester uses pro forma financial information to manage its business, including use of pro forma financial results as the basis for setting targets for various compensation programs. Our pro forma presentation excludes the following, as well as their related tax effects:
     Amortization of intangibles—we exclude the effect of the amortization of acquisition-related intangibles from our pro forma results in order to more consistently present our ongoing results of operations.
     Gains and losses from investments—we have consistently excluded both gains and losses related to our investments in non-marketable securities and sales of marketable securities from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     Stock-based compensation expense—we exclude stock-based compensation from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     Reorganization costs associated with the Company’s reduction in force announced in February 2009 are not included in our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     Acquisition related costs and credits are not included in our pro forma results in order to more consistently present our ongoing results of operations.
     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

99.1	Press Release dated July 29, 2010 with respect to financial results for the quarter ended June 30, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By /s/ Michael A. Doyle
	Name:	Michael A. Doyle
Date: July 29, 2010	Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit	Description	Page
99.1	Press Release dated July 29, 2010	5